Vanguard Quantitative Funds

Supplement to the Statement of Additional Information Dated January 27, 2010

In the Description of the Trust section, under “Service Providers”, the following text replaces similar text:

Custodians. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian for the Growth and Income Fund. The Bank of New York Mellon, One Wall Street, New York, NY 10286, serves as custodian for the Structured Broad Market, Structured Large-Cap Equity, Structured Large-Cap Growth, and Structured Large-Cap Value Funds. The custodians are responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

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Vanguard Marketing Corporation, Distributor.	SAI093A 102010